EXHIBIT 99.2
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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report on Form 10-K for the fiscal year ended February 28, 2003 as filed with the Securities and Exchange Commission by Environmental Tectonics Corporation (the "Company") on the date hereof (the "Report"), I, Duane D. Deaner, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                     Duane D. Deaner
                                                     -------------------
                                                     Duane D. Deaner
                                                     Chief Financial Officer

                                                     May 29, 2003